Exhibit 99.2
1Q 2023 Investor Presentation

Disclosure This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the continuing impact of the COVID-19 pandemic on our business and results of operation, an unexpected deterioration in our loan or securities portfolios, changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio, further deterioration in the financial condition or stock prices of financial institutions generally, unexpected increases in our expenses, different than anticipated growth and our ability to manage our growth, unanticipated regulatory action or changes in regulations, unexpected changes in interest rates, inflation, potential recessionary conditions, unanticipated volatility in deposits, unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans, our ability to absorb the amount of actual losses inherent in our existing loan portfolio, an unanticipated loss of key personnel or existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners, unanticipated increases in FDIC costs, changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, impacts related to or resulting from recent bank failures, an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry), the current or anticipated impact of military conflict, terrorism or other geopolitical events, the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, or to implement new technologies, failure to maintain effective internal control over financial reporting, failure to retain or attract employees and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement. 1

A Diversified Financial Institution We are More than a Commercial Bank How We Succeed 23-Years of Reliable Asset Quality and Financial Performance and Protection • Organic business loan origination platform. • Core funded organic deposit franchise. • Helping our clients build and sustain generational wealth since 1999. • "Safety and Soundness" and "Safety and Stability" are Priority One Our Strategic Priorities Safeguarding client money is job one. Enhance our position as a leader in the settlement of global digital payments that brings people around the world closer together. Be the critical financial infrastructure for select clients to access our global payments settlement platform. Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing an ever-evolving digital banking era. Serve markets impacted by the ever-consolidating financial services industry and advance our leading- edge model that combines new technologies with the best of traditional banking practices. 2

A Diversified Financial Institution We are More than a Commercial Bank Business Banking • Our Business Bankers have deep knowledge and expertise in multiple industries, including law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities. • The Bank offers retail financial service products such as, but not limited to, checking, deposit, lending and cash management products and services for small, middle-market and commercial businesses. Commercial Lending and Commercial Real Estate Lending • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with industry experience, applying flexible thinking to create custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market, especially in highly attractive metropolitan and emerging U.S. markets, which provides our CRE lending clients a distinct advantage. Global Payments Our Global Payments business provides services to non-bank financial service companies, including serving as an issuing bank for third-party debit card programs, as well as providing other financial infrastructure, including cash settlement and custodian deposit services. Personal Banking The Bank offers a white-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday financing needs. 3

Safeguarding, Priority One “Safety and Soundness” and Industry Recognition 4 Capital at March 31, 2023 Metropolitan Bank Holding Corp. (the “Company”) and Metropolitan Commercial Bank (the “Bank”) are well capitalized across all measures of regulatory capital, with a total risk-based capital of 13.6% and 13.2%, respectively, at March 31, 2022. Well above regulatory minimums. Liquidity and Asset Quality at March 31, 2023 • Total core deposit verticals were $4.9 billion, up $69.2 million from December 31, 2022. • Insured deposits account for 71% of total deposits, up from 60% at December 31, 2022. • Liquidity remains strong. Cash on deposit with the Federal Reserve Bank of New York and readily accessible secured funding capacity totaled $3.1 billion, which is 208% of uninsured deposit balances. • Asset quality remains strong. The commercial real estate portfolio, which includes owner-occupied CRE, is broadly diversified by property type, with offices accounting for only 7% of the total loan portfolio, and the 53% average loan-to-value ratio of the portfolio significantly mitigates credit risk. Industry Recognition • Kroll affirmed a BBB+ (investment grade) deposit rating on January 25, 2023. • Is a member of the Piper Sandler Sm-All Stars Class of 2022. • Was ranked in the top ten (9th of the 196 banks and thrifts eligible) of S&P Global Market Intelligence’s 2022 ranking of the best-performing community banks with assets between $3 billion and $10 billion. • Was also ranked in the top ten (8th of the 447 banks and thrifts eligible) of S&P Global Market Intelligence’s 2022 ranking among top-performing community banks in the Northeast region. • Six consecutive Five Star ratings from Bauer Financial since Q3 2021.

Proven High Growth Business Model Loans $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $5,278 $5,132 2017 2018 2019 2020 2021 2022 1Q 2023 Deposits $ millions $63 $83 $108 $142 $181 $256 $66 2017 2018 2019 2020 2021 2022 1Q 2023 Revenue $ millions $12 $26 $30 $39 $60 $59 $25 2017 2018 2019 2020 2021 2022* 1Q 2023** Net Income $ millions 1 CAGR from December 31, 2017 through March 31, 2023. 2 CAGR from December 31, 2017 through 2022. * Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. ** Includes a $2.5 million reversal of the regulatory settlement reserve. $1,421 $1,867 $2,678 $3,137 $3,732 $4,841 $4,852 2017 2018 2019 2020 2021 2022 1Q 2023 5

Sustained High Performance and Well Positioned 6 13.8% 3.1% Metropolitan Commercial Bank KRX Index² Revenue CAGR1 2017–2022 Tangible book value per share CAGR1 2017–2022 Earnings per share CAGR1 2017–2022 Source: FactSet, S&P Global Market Intelligence 1 CAGR from December 31, 2017 through December 31, 2022 2 KRX Index represents the KBW Regional Bank Index * Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022 32.2% 8.6% Metropolitan Commercial Bank KRX Index² 17.7% 11.9% Metropolitan Commercial Bank* KRX Index²

Delivering Financial Results

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

First Quarter Financial Highlights

Year-Over-Year

- Net income of $25.1 million, an increase of 31.8%.
- Diluted earnings per share of $2.25, an increase of 33.1%.
- Revenues[1] of $65.5 million, an increase of 21.2%.
- Net interest income of $58.5 million, an increase of 25.5%.
- Net interest margin of 3.86%, an increase of 115 basis points, with an average loan yield of 6.34% and total cost of funds of 1.83% for the first quarter of 2023.
- Loans totaled $4.9 billion, an increase of 17.7%.
- Return on average equity of 17.2% and return on average tangible common equity[2] of 17.4%.

ROATCE[2]

at March 31, 2023



10.5%
10.8%
11.3%
12.9%
15.2%
10.4%
17.4%
2017
2018
2019
2020
2021
2022
1Q 2023

Total Revenues[1]

Full year, except 2023, which is for 1Q 2023 | $ thousands



Global Payments Group ("GPG")
Revenues Excluding GPG
+32% CAGR3
$63,382
$3,369
$60,013
$83,384
$4,640
$78,744
$108,239
$5,643
$102,596
$141,924
$8,464
$133,460
$180,698
$16,445
$164,253
$255,751
$19,341
$236,410
$65,508
$4,850
$60,658
2017
2018
2019
2020
2021
2022
1Q 2023

Quarterly Net Income

$ thousands



$12,369
$3,324
$3,845
$2,651
$2,549
$25,554
$6,285
$7,113
$5,865
$3,291
$30,134
$7,863
$7,683
$6,057
$8,531
$39,466
$11,775
$10,783
$10,811
$6,097
$60,555
$18,887
$16,215
$13,336
$12,117
$59,425
$24,955
$23,189
$19,021
-$7,740
$25,076
2017
2018
2019
2020
2021
2022*
1Q 2023**

[1] Total Revenues includes Net Interest Income and Non-Interest Income.
[2] Non-GAAP financial measure. See reconciliation to GAAP measure on slide 22.
[3] CAGR from December 31, 2017 through December 31, 2022.
* Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022.
** Includes a $2.5 million reversal of the regulatory settlement reserve.

7

Loan Portfolio Growth and Diversification 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. * Includes consumer and 1-4 family loans. ** Includes commercial real estate, multifamily and construction loans. $4.9 billion Gross Loan Portfolio1, 2 at March 31, 2023 | $ millions A Diversified Loan Portfolio at March 31, 2023 40% 27% 19% 9% 3% CRE (Non Owner Occupied) CRE (Owner Occupied) C&I Multifamily Construction Other $2,140 $2,239 $2,259 $2,388 $2,504 $2,527 $855 $1,085 $1,268 $1,296 $1,362 $1,319 $654 $724 $781 $869 $909 $936 $90 $82 $78 $76 $78 $83 $3,739 $4,130 $4,386 $4,629 $4,853 $4,865 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Total loans: $4,865mm Average 1Q Yield: 6.34% CRE/RBC ratio3 : MCB 358% 8

Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals Target Market • Middle market businesses with annual revenue of $5 million to $200 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at March 31, 2023 25% 16% 15% 13% 11% 7% 6% 6% 25% Finance & Insurance 16% Individuals 15% Skilled Nursing Facilities 13% Healthcare 11% Retail 7% Services 6% Manufacturing 6% Wholesale 1% Other 1 Excluding deferred fees, unamortized costs and premiums. 9 C&I Portfolio1 at March 31, 2023 $184 $203 $230 $236 $229 $234 $60 $110 $123 $148 $176 $150 $102 $97 $106 $111 $119 $138 $106 $114 $107 $116 $100 $117 $70 $60 $93 $92 $102 $103 $121 $131 $116 $163 $179 $191 $643 $715 $775 $866 $905 $933 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Other Retail Healthcare Skilled Nursing Facilities Individuals Finance & Insurance

Relationship-Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics • Weighted average LTV of 60% • Multifamily loans – 36% rent regulated • Average LTV of 41% on stabilized rent regulated properties provides a cushion against any falling values Composition by Type at March 31, 2023 Composition by Region at March 31, 2023 19% 17% 10% 11% 8% 6% 5% 4% 18% 19% Manhattan 17% Brooklyn 10% Queens 11% Florida 8% Bronx 6% New Jersey 5% Long Island 4% Other NY 1% Staten Island 1% Connecticut 18% Other States Majority of loans are originated through direct relationships or referrals from existing clients. 31% 12% 10% 10% 10% 8% 7% 4% 3% 4% 31% Nursing Home CRE 12% Multifamily 10% Other CRE 10% Office 10% Mixed Use 8% Retail 7% Hospitality 4% Land 3% Construction 4% Warehouse 1% 1-4 Family Total CRE loans: $3,839mm1 Owner Occupied: 27% 1 Net of deferred fees and unamortized costs. 10

Well-Developed, Sector Diversified Healthcare Portfolio

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

- Active in Healthcare lending since 2002
- CRE – Skilled Nursing Facilities ("SNF") – Average LTV of 72%
- Highly selective regarding the quality of Skilled Nursing Operators that we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 69% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.64x.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).

Diversified Healthcare Portfolio at March 31, 2023



C&I Other
$117 mm
C&I SNF
$138 mm
CRE SNF
$1,176 mm
CRE SNF - $1.176 bn
C&I SNF - $138 mm
C&I Other Healthcare - $117 mm

Total Healthcare loans:
$1,431mm

C&I Healthcare Composition at March 31, 2023



6%
4%
3%
13%
19%
54%
54% Nursing & Residential Care Facilities
19% Ambulatory Health Care Services
13% Medical Labs
3% Ambulance Services
4% Doctor Office
1% Offices and Clinics of Dentists
6% Misc. Health Practitioners

11

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State at March 31, 2023 C&I Skilled Nursing Facility Exposure by State at March 31, 2023 34% 26% 9% 7% 6% 18% 34% New York 26% Florida 9% New Jersey 7% Virginia 6% Indiana 18% Other States 28% 15% 24% 8% 6% 5% 14% 28% New York 24% Florida 15% New Jersey 8% Pennsylvania 6% District of Columbia 5% Indiana 14% Other 12

Well-Structured, Geographically Diversified Office Portfolio Office Exposure by Region at March 31, 2023 37% 7% 16% 26% 12% 37% Manhattan 16% Brooklyn 7% Queens 2% Bronx 26% New York Metropolitan Area (outside NYC) 12% Non New York Metropolitan Area Office Overview at March 31, 2023 • Well structured with conservative weighted average LTV of 53% • Average occupancy rate of 82%* • Average debt service coverage ratio of 1.55x* • Total exposure originated since March 2022 is 56% • Manhattan exposure originated since March 2022 is 99% • Owner-occupied represents 13% • Recourse for 28% of outstanding balance 13 * Excluding owner-occupied office properties. Total Office loans: $361mm Occupancy by Region at March 31, 2023 67% 86% 61% 87% 82% 83% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens Brooklyn Manhattan

$1,501 $1,492 $1,529 $1,654 $1,833 $1,956 $736 $734 $862 $894 $869 $995 $1,121 $1,129 $1,041 $941 $840 $850 $495 $481 $545 $707 $747 $699 $934 $930 $888 $714 $425 $332 $127 $69 $65 $60 $70 $21 $4,915 $4,835 $4,930 $4,970 $4,784 $4,853 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Specialty Deposits* Bankruptcy Trustees Non-bank Financial Service Companies Property Managers Retail Deposits with Loan Customers Retail Deposits 41% 58% 1% 41% Non-interest-bearing demand deposits 58% Money market & savings account 1% Time deposits 1Q Cost of total deposits: 1.72% Deposit Composition 1 Commonly referred to as the "crypto related business." * Includes accounts related to liquidation, receivership, and litigation settlement. Core Deposit Verticals Composition Over Time | $ millions Total Deposits | $ millions $4,915 $4,835 $4,930 $4,970 $4,784 $4,853 $1,520 $1,104 $1,248 $762 $494 $278 $6,435 $5,939 $6,178 $5,732 $5,278 $5,132 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Digital Currency Businesses¹ Core Deposit Verticals Deposits Composition at March 31, 2023 14

Global Payments Group

Digital Payments Worldwide

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

About Global Payments

- Domestic and international digital payments settlements
- Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance
- Custodian of deposits on behalf of clients and their customers
- Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities
- Oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors for non-bank financial service companies
- A leading national issuer of third-party debit cards
- In addition to reported revenues, GPG also contributed average non-interest bearing deposits of $4.85 million in the first quarter.

GPG Transactions
| Millions


+29% CAGR[1]
38.60
38.60
42.30
42.30
54.54
3.46
51.08
92.54
39.23
53.31
107.74
43.94
63.80
24.54
6.26
18.28
2018
2019
2020
2021
2022
1Q 2023
Digital Currency Businesses[2]
Non-bank financial service companies**

GPG Revenue
| $ thousands


+43% CAGR[1]
$4,640
$12
$4,628
$5,643
$285
$5,358
$8,464
$1,133
$7,331
$16,445
$7,622
$8,823
$19,341
$9,335
$10,006
$4,850
$1,323
$3,527
2018
2019
2020
2021
2022
1Q 2023
38%
53%
50%
69%
73%
70%
Global Payments Group Revenue as a % of Total Bank Non-Interest Income
Digital Currency Businesses[2]
Non-bank financial service companies**

[1] CAGR from December 31, 2018 through 2022.
[2] Commonly referred to as the "crypto related business."
** Does not include digital currency businesses.

15

13.00 13.24 18.28 13.70 15.93 13.26 17.65 38.60 42.30 51.08 13.35 16.98 53.31 63.80 2018 2019 2020 2021 2022 Q1 2023 4Q 3Q 2Q 1Q Digital Payments Worldwide Global Payments Group Non-bank financial service companies1 Client Transactions | Millions 1 Does not include digital currency businesses. 2 Certain prior periods amounts have been reclassified for consistency with the current period presentation. * CAGR from December 31, 2018 through 2022. ** General Purpose Re-Loadable (GPR). *** Represents the percentage of total revenue from new clients who went live since 2021. Non-bank financial service companies1 Revenue by Category2 | Thousands $930 $997 $884 $791 $872 $782 $292 $373 $517 $512 $693 $673 $273 $122 $203 $104 $196 $226 $443 $444 $415 $809 $1,171 $1,678 $186 $182 $213 $328 $180 $168 $2,124 $2,118 $2,232 $2,544 $3,112 $3,527 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Disbursements Digital bank acct Other Corporate Disbursement GPR card** 12%*** 14%*** 13%*** 17%*** 15%*** 16 19%***

Well Managed Net Interest Margin 1 Represents full-year NIM, except 2023, which represents annualized NIM for the three months ended March 31, 2023. 2 Represents effective average daily FRB funds rate. Net Interest Margin Analysis 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 4.52% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.86% 2017 2018 2019 2020 2021 2022 1Q 2023 MCB Net Interest Margin ("NIM")1 Average Fed Funds Rate2 Estimated Sensitivity of Projected Annualized Net Interest Income as of March 31, 2023 Fixed vs. Floating Rate Loans at March 31, 2023, for loans due after one year Fixed 67% Floating 33% 1.45% 0.96% -1.52% -3.36% -200 bps -100 bps +100 bps +200 bps Given the strength of our core deposit verticals and overall asset sensitivity, we are well- positioned to benefit from a rising interest rate environment as we maintain our margin management discipline. Approximately 79% of floating rate loans have floors – Weighted average floor of 4.85% 17

Highly Profitable, Scalable Model ^ This represents the percentage of total non-interest income (less any gains on sale of securities) as compared to total revenue. 1 Non-GAAP financial measures. See reconciliation on slide 22. 2 Total non-interest expense divided by Total revenues. * Annualized ** Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. *** Annualized and includes a $2.5 million reversal of the regulatory settlement reserve. 17.8% 14.7% 9.8% 9.7% 12.8% 10.4% 10.7% 2017 2018 2019 2020 2021 2022 1Q 2023 Non-Interest Income ratio1,^ Efficiency ratio2 10.5% 10.8% 11.3% 12.9% 15.2% 10.4% 17.9% 2017 2018 2019 2020 2021 2022** 1Q 2023*** ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 58.2% 47.4% 2017 2018 2019 2020 2021 2022** 1Q 2023 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.86% 2017 2018 2019 2020 2021 2022 1Q 2023* 18

Credit Metrics NCOs/Average Loans Non-Performing Loans/Loans ACL/Loans Non-Performing Loans/ACL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 0.01% 2017 2018 2019 2020 2021 2022 1Q 2023 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 0.98% 2017 2018 2019 2020 2021 2022 1Q 2023* 0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 0.50% 2017 2018 2019 2020 2021 2022 1Q 2023 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 0.1% 2017 2018 2019 2020 2021 2022 1Q 2023* 19 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital ratios* Common Equity Tier 1 Capital Ratio 18.4% 15.6% 11.8% 11.6% 14.4% 12.3% 12.3% 2017 2018 2019 2020 2021 2022** Q1 2023*** Minimum to be "Well Capitalized" * These capital ratios are for Metropolitan Commercial Bank Only ** Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. *** Includes a $2.5 million reversal of the regulatory settlement reserve. 1 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 22. Tier 1 Leverage Ratio 14.7% 14.7% 10.1% 9.0% 8.4% 10.0% 10.4% 2017 2018 2019 2020 2021 2022** Q1 2023*** Minimum to be "Well Capitalized" 19.4% 16.7% 12.7% 12.7% 15.2% 13.1% 13.2% 2017 2018 2019 2020 2021 2022** Q1 2023*** Minimum to be "Well Capitalized" Total Risk-Based Capital Ratio TCE / TA1 12.7% 11.5% 8.5% 7.5% 7.7% 9.0% 9.5% 2017 2018 2019 2020 2021 2022** Q1 2023*** 20

Appendix 21

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

		For Year Ending					
$ thousands, except per share data	**Q1 2023**	**2022**	**2021**	**2020**	**2019**	**2018**	**2017**
Average assets	$ 6,212,624	$ 6,621,631	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Average tangible assets	$ 6,202,891	$ 6,611,898	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 592,521	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	$ -	$ -	$ 4,585	$ 5,502	$ 5,502	$ 5,502	$ 5,502
Average common equity	$ 592,521	$ 578,787	$ 408,627	$ 315,115	$ 277,102	$ 245,528	$ 127,960
Less: average intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Average tangible common equity	$ 582,788	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 6,309,982	$ 6,267,337	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Tangible assets	$ 6,300,249	$ 6,257,604	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 607,887	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	$ -	$ -	$ -	$ 5,502	$ 5,502	$ 5,502	$ 5,502
Common Equity	$ 607,887	$ 575,897	$ 556,989	$ 335,285	$ 293,622	$ 259,015	$ 231,382
Less: intangible assets	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733	$ 9,733
Tangible common equity (book value)	$ 598,154	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Common shares outstanding	$ 11,211,274	$ 10,949,965	$ 10,920,569	$ 8,295,272	$ 8,312,918	$ 8,217,274	$ 8,196,310
Book value per share (GAAP)	$ 54.22	$ 52.59	51.00	40.42	35.32	31.52	28.23
Tangible book value per share (non-GAAP)*	$ 53.35	$ 51.70	50.11	39.25	34.15	30.34	27.04
Total Revenue (GAAP)	$ 65,508	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Gain on sale of securities	$ -	$ -	$ 609	$ 3,286	$ -	$ (37)	$ -
Revenue excluding gain on sale of securities (non-GAAP)	$ 65,508	$ 255,751	$ 180,089	$ 138,638	$ 108,239	$ 83,214	$ 63,382
Non-Interest Income Ratio (non-GAAP)	10.65%	10.40%	12.78%	9.67%	9.82%	14.66%	17.83%

* Tangible common equity divided by common shares outstanding at period-end.

22